UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Butterfield Road, Suite 100, Troy, Michigan	48084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	OTCQB
Warrants to purchase shares of Common Stock, par value $0.001 per share	ZIVOW	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2026, William A. Sullivan announced his intention to resign as Interim Chief Financial Officer of Zivo Bioscience, Inc. (the “Company”), effective Monday, March 30, 2026.

March 26, 2026, Ms. Alison A. Cornell notified the Board of Directors of Zivo Bioscience, Inc. of her decision to resign as a member of the Board of Directors and all committees of the Board, effective immediately. Ms. Cornell served as a member of the Compensation, Nominating and Audit Committees.

The resignations of Mr. Sullivan and Ms. Cornell are made in connection with the Company’s cost-cutting measures, including its decision to deregister its securities and cease public reporting, and do not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Board of Directors and the Company thank Mr. Sullivan and Ms. Cornell for their service and contributions to the Company during their tenures.

Item 7.01 Other Events.

On March 27, 2026, the Company issued a press release announcing its intention to file a Form 15 with the Securities and Exchange Commission to suspend the Company’s reporting obligations on March 30, 2026, under Section 13 and 15(d) of the Securities and Exchange Act of 1934, as amended, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 27, 2026, the Company’s Chief Executive Officer issued a letter to the shareholders, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, and Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof regardless of any general incorporation language in any such filing, unless we expressly set forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 27, 2026
99.2	CEO Letter to Shareholders, dated March 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

By:	/s/ John Payne
John Payne
Chief Executive Officer

Date: March 27, 2026

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